FIRE™ Funds Wealth Builder ETF
Schedule of Investments
July 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 98.3%	Shares	Value
Academy Veteran Impact ETF	14,080	$278,347
Cambria Chesapeake Pure Trend ETF	14,400	211,470
Cambria Micro and SmallCap Shareholder Yield ETF	4,360	102,998
Cambria Tail Risk ETF	14,040	166,093
Carbon Collective Short Duration Green Bond ETF	19,542	398,364
Fundstrat Granny Shots US Large Cap ETF(a)	10,369	243,464
Gotham 1000 Value ETF	8,000	192,174
Grizzle Growth ETF	3,680	138,755
Invesco Taxable Municipal Bond	5,960	157,582
Madison Aggregate Bond ETF	19,720	398,837
Madison Short-Term Strategic Income ETF	19,520	401,136
Nicholas Fixed Income Alternative ETF	6,281	113,780
Residential REIT ETF	10,200	176,868
Sofi Select 500 ETF	4,040	493,850
SPDR Gold MiniShares Trust(a)	5,192	338,259
STKd 100% Bitcoin & 100% Gold ETF	10,960	420,247
		4,232,224

TOTAL EXCHANGE TRADED FUNDS (Cost $3,999,919)		4,232,224

MONEY MARKET FUND - 1.7%	Shares	Value
Money Market Funds - 1.7%
First American Government Obligations Fund - Class X, 4.214%(b)	71,019	71,019

TOTAL MONEY MARKET FUND (Cost $71,019)		71,019

TOTAL INVESTMENTS - 100.0% (Cost $4,070,938)		$4,303,243
Other Assets in Excess of Liabilities - 0.0%(c)		229
TOTAL NET ASSETS - 100.0%		$4,303,472

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.
(c)	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.